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                                                                   EXHIBIT 99.1

                TERMINATION, MUTUAL RELEASE AND WAIVER AGREEMENT

         THIS TERMINATION, MUTUAL RELEASE AND WAIVER AGREEMENT (this "TERMINATION AND RELEASE") is made and entered into this 8th day of February, 2001 (the "EFFECTIVE DATE"), by and among SPRINT CORPORATION, a Kansas corporation ("SPRINT"), SPRINT COMMUNICATIONS COMPANY L.P., a Delaware limited partnership ("SPRINT L.P.", and together with Sprint, the "SPRINT PARTIES"), and EARTHLINK, INC., a Delaware corporation ("EARTHLINK"), as successor in interest to EarthLink Network, Inc., a Delaware corporation, and Dolphin, Inc., a Delaware corporation. The Sprint Parties and their respective Subsidiaries and EarthLink and its Subsidiaries may be referred to herein individually as a "PARTY" and collectively as the "PARTIES".

                               W I T N E S S E T H:

         WHEREAS, either or both of the Sprint Parties and EarthLink are parties to certain Agreements relating to commercial arrangements between the Sprint Parties and EarthLink and a strategic investment by the Sprint Parties in equity securities of EarthLink (the "AGREEMENTS");

         WHEREAS, the Sprint Parties and EarthLink desire to terminate the Agreements set forth on EXHIBIT A to this Termination and Release (the "TERMINATED AGREEMENTS"); and

         WHEREAS, the Sprint Parties and EarthLink desire to release each other from certain obligations, duties and liabilities arising under the Terminated Agreements and to release each other from certain other specified claims;

         NOW THEREFORE, intending to be legally bound by this Termination and Release, and in consideration of the premises, their respective agreements here, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged by each of the Parties to this Termination and Release, the Parties agree as follows:

         SECTION 1.   DEFINED TERMS

         1.1 "MARKETING AND DISTRIBUTION AGREEMENTS" means, as further defined and expanded on Exhibit A, the Original Marketing and Distribution Agreement, the Amendment, the PCS Agreement, the ION Agreement, the MMDS Agreement, the LTD Agreement (including SOWs #1, 2 and 3), and the MOU.

         1.2 "PERSON" means any individual, corporation, partnership, limited liability company, trust, unincorporated association or other entity.

         1.3 "PRESERVED CLAIMS" means any and all obligations, debts, demands, actions, causes of action, manners of action, suits, accounts, dues, covenants, contracts, agreements, judgments, controversies, damages and any and all claims, demands and liabilities whatsoever,

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both in law and at equity, known or unknown, that the Parties or any of their
Subsidiaries or successors and assigns have or may have as of the Effective Date, may ever have had as of or before the Effective Date, or may have hereafter, arising out of or relating to any actions, omissions, events or circumstances occurring or existing on or before the Effective Date with respect only to pending settlements of financial claims related to:

         (a) the number of narrowband customers provided to EarthLink by any of the Sprint Parties under any of the Marketing and Distribution Agreements,

         (b) the number of long distance customers provided to any of the Sprint Parties by EarthLink under any of the Marketing and Distribution Agreements,

         (c) the number of customers of the Sprint Parties using broadband or webhosting services of EarthLink as provided in any of the Marketing and Distribution Agreements, and

         1.4 "RELEASED CLAIMS" means the Terminated Agreement Released Claims and the Specified Released Claims.

         1.5 "SPECIFIED RELEASED CLAIMS" means any and all obligations, debts, demands, actions, causes of action, manners of action, suits, accounts, dues, covenants, contracts, agreements, judgments, controversies, damages and any and all claims, demands and liabilities whatsoever, both in law and at equity, known or unknown, that such Party or any of its Subsidiaries or successors and assigns has or may have as of the Effective Date, may ever have had as of or before the Effective Date, or may have hereafter, arising out of or relating to any actions, omissions, events or circumstances occurring or existing on or before the Effective Date with respect to any of the matters set forth on EXHIBIT B to this Termination and Release, except to the extent that such matters may be Preserved Claims.

         1.6 "SUBSIDIARY" of any Person as of any relevant date means a corporation, company or other entity (i) more than 50% of whose outstanding shares or equity securities are, as of such date, owned or controlled, directly or indirectly through one or more Subsidiaries, by such Person, and the shares or securities so owned entitle such Person and/or its Subsidiaries to elect at least a majority of the members of the board of directors or other managing authority of such corporation, company or other entity notwithstanding the vote of the holders of the remaining shares or equity securities so entitled to vote or (ii) which does not have outstanding shares or securities, as may be the case in a partnership, joint venture or unincorporated association, but more than 50% of whose ownership interest is, as of such date, owned or controlled, directly or indirectly through one or more Subsidiaries, by such Person, and in which the ownership interest so owned entitles such Person and/or Subsidiaries to make the decisions for such corporation, company or other entity.

           1.7 "TERMINATED AGREEMENT RELEASED CLAIMS" means any and all obligations, debts, demands, actions, causes of action, manners of action, suits, accounts, dues,

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                  covenants, contracts, agreements, judgments, controversies, damages and any and all claims, demands and liabilities whatsoever, both in law and at equity, known or unknown. Such claims cover those that such Party or any of its Subsidiaries or successors and assigns:
                  - has or may have as of the Effective Date,
                  - may ever have had as of or before the Effective Date, or
                  - may have hereafter.
In addition such claims must arise out of any actual or alleged breach of any Terminated Agreement, including the inaccuracy of any representation and warranty or the failure to perform any covenant or other agreement contained in any Terminated Agreement, except to the extent that such matters may be Preserved Claims. The term "Terminated Agreement Released Claims" does not mean any causes of action, damages, claims and liabilities, both in law and at equity, which are unknown to the harmed party as of the Effective Date, for violations of non-disclosure or confidentiality obligations or infringement or misappropriation of intellectual property arising out of or under any of the Terminated Agreements. The claims described in the previous sentence are not released by this Agreement.

         SECTION 2. TERMINATED AGREEMENTS

         2.1 Except as described in Sections 2.2 and 2.3, and subject to
Section 3.3, the Parties hereby terminate the Terminated Agreements, and agree that the Terminated Agreements are now null and void and have no further effect. Such termination is without any liability of any Party to any other Party. As to the Marketing and Distribution Agreements, the Parties expressly agree that such termination is by mutual consent and not a termination under or as a result of Sections 24(b)(ii), 24(c), 24(d)(i) or 24(d)(ii) of the Original Marketing and Distribution Agreement.

         2.2 To the extent that either EarthLink or the Sprint Parties is, as of the Effective Date, conducting a marketing campaign that uses the trademarks, service marks or logos (collectively, the "Marks") of the other, then the license to use such Marks, as granted in the applicable Marketing and Distribution Agreement, will survive termination under Section 2.1 for so long as, and only for so long as, it is necessary for the Party conducting the marketing campaign to orderly terminate the campaign or complete a transition to another marketing campaign as agreed to by the Parties, for a period of no greater than 6 months from the Effective Date.

         2.3 All confidentiality obligations of the Terminated Agreements will survive and remain in full force and effect for a period of two years from the date of this agreement for all confidential information exchanged or received during the terms of the respective Terminated Agreements.

         SECTION 3. TERMINATED AGREEMENT RELEASED CLAIMS; PAYMENT OF AMOUNTS DUE UNDER THE MARKETING AND DISTRIBUTION AGREEMENTS; MASTER SERVICES AGREEMENT

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         3.1 Subject to Section 3.3, each of the Sprint Parties (on behalf of itself and each of its Subsidiaries) does hereby fully, irrevocably and unconditionally remise, release and forever discharge EarthLink and each of its Subsidiaries, and each of their respective successors, assigns, directors, officers, employees and agents, of and from any and all Terminated Agreement Released Claims, and waives any and all rights that it (or any of its Subsidiaries) may have with respect to them.

         3.2 Subject to Section 3.3, EarthLink (on behalf of itself and each of its Subsidiaries) does hereby fully, irrevocably and unconditionally remise, release and forever discharge the Sprint Parties and each of their respective Subsidiaries, and each of their respective successors, assigns, directors, officers, employees and agents, of and from any and all Terminated Agreement Released Claims, and waives any and all rights that it (or any of its Subsidiaries) may have with respect to them.

         3.3 Notwithstanding the termination of the Marketing and Distribution Agreements and the releases set forth in Sections 3.1 and 3.2, for a period of no greater than 6 months from the Effective Date, all payment obligations of either Party to the other Party under any of the Marketing and Distribution Agreements on account of the other Party's performance prior to the date hereof (including, without limitation, amounts payable for bounty payments, services rendered, services provided, products supplied, products delivered and development costs incurred) will be invoiced by the appropriate Party to the other Party in the ordinary course of business in accordance with the terms of the applicable Marketing and Distribution Agreement, including the terms of any payment schedules pursuant thereto. The continuing payment obligations under this Section 3.3 do not include fees set forth in Section 24 of the Original Marketing and Distribution Agreement.

         3.4 In consideration of the releases, terms, covenants and conditions of this Agreement, the Sprint Parties will cause the appropriate Subsidiary to pay to EarthLink within 5 business days of the date of this Agreement, the amount of $390,922 in immediately available funds.

         3.5 The Sprint Parties represent, warrant and covenant to EarthLink that Sprint/United Management Company ("Sprint UMC") has, and shall retain throughout the term of the Master Services Agreement between EarthLink and Sprint UMC of even date with this Agreement (the "MSA"), all the rights and authority to bind the Sprint Equity Affiliates (as defined in the MSA) to the obligations set forth in the MSA, including without limitation, all obligations related to customer ownership, marketing restrictions with respect to customers, and the protection of confidential information..

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         SECTION 4. SPECIFIED RELEASED CLAIMS

         4.1 Except for the right to payment set forth in Section 3.3, each of the Sprint Parties (on behalf of itself and each of its Subsidiaries) does hereby fully, irrevocably and unconditionally remise, release and forever discharge EarthLink and each of its Subsidiaries, and each of their successors, assigns, directors, officers, employees and agents, of and from any and all Specified Released Claims, and waives any and all rights that it (or any of its Subsidiaries) may have with respect to them.

         4.2 Except for the right to payment set forth in Section 3.3 and 3.4, EarthLink (on behalf of itself and each of its Subsidiaries) does hereby fully, irrevocably and unconditionally remise, release and forever discharge the Sprint Parties and each of their respective Subsidiaries, and each of their successors, assigns, directors, officers, employees and agents, of and from any and all Specified Released Claims, and waives any and all rights that it (or any of its Subsidiaries) may have with respect to them.

         SECTION 5. PARTIES' UNDERSTANDINGS, REPRESENTATIONS AND WARRANTIES

         5.1 NO ACTIONS. The Parties warrant one to the other that they have not commenced any action or proceeding against any other Party concerning the Released Claims, before any agency or other governmental authority, at law, in equity, in arbitration, or otherwise.

         5.2 POWER AND AUTHORITY. Each Party warrants that it has the requisite power and authority to enter into this Termination and Release on behalf of its Subsidiaries, successors and assigns, and to perform according to the terms of this Termination and Release.

         5.3 DUE INCORPORATION OR FORMATION; AUTHORIZATION OF AGREEMENTS; REGULATORY. Each Party represents for itself that: (1) the Party is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; (2) the Party has the full power and authority to execute and deliver this Termination and Release and to perform its obligations under this Termination and Release; and (3) the Party has made and obtained all necessary regulatory filings and approvals to perform its obligations under this Termination and Release.

         5.4 NO CONFLICT; NO DEFAULT. Each Party represents for itself that neither the execution, delivery and performance of this Termination and Release nor the consummation by the Party of the transactions contemplated in this Termination and Release will conflict with, violate or result in a breach of:

                  (a) any law, regulation, order, writ, injunction, decree, determination or award of any governmental authority or any arbitrator, applicable to the Party, or

                  (b) any of the terms, conditions or provisions of the certificate of limited partnership or certificate or articles of incorporation or bylaws (or other governing documents) of

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the Party, or

               (c) any material agreement of the Party, or

               (d) any material instrument to which the Party is or may be bound or to which any of its material properties or assets is subject.

         5.5 LITIGATION. Each Party represents for itself that there are no actions, suits, proceedings or investigations pending or, to the knowledge of the Party, threatened against or affecting the Party or any of its properties, assets or businesses in any court or before or by any governmental agency which could, if adversely determined, reasonably be expected to have a material adverse effect on the Party's ability to perform its obligations under this Termination and Release.

         5.6 NO ASSIGNMENT OF CLAIMS. Each Party warrants that it has not made any partial or full assignment or other transfer to any person or entity of any of the Released Claims.

         5.7 REPRESENTED BY ATTORNEYS. Each Party warrants that it has been represented by attorneys of its choice throughout the negotiations that preceded the execution of this Termination and Release. Each Party was involved in preparing this Termination and Release.

         SECTION 6. COVENANTS AND OTHER GENERAL PROVISIONS

         6.1 NO FURTHER ACTIONS. No Party will commence, aid in any way, prosecute or cause or permit to be commenced or prosecuted against any other Party, any action or other proceeding arising under or relating to the Released Claims. Nothing in this paragraph will prohibit any Party from disclosing information in its possession as may be required by law, including under any court or government order, subpoena, or decree.

         6.2 CONTRACT. The Parties understand that the terms in this Termination and Release are contractual and not a mere recital, and that the Parties are not relying upon any statement or representation made by any Party released, any such Party's agents or attorneys, or any other Person, concerning the nature, extent or duration of the injuries and/or damages, or concerning any other thing or matter, but are relying solely and exclusively upon their own knowledge, belief and judgment.

         6.3 NO ADMISSION. It is expressly understood and agreed that this Termination and Release is a compromise of disputed claims and that execution of, making of payments under, and performing of obligations under this Termination and Release are not to be construed as an admission of liability on the part of any Party.

         6.4 EXPENSES. The Parties will pay their own expenses and attorneys' fees incurred in connection with the negotiation and execution of this Termination and Release.

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         6.5 ADDITIONAL FACTS. The Parties are aware that they may after the date of this Termination and Release discover claims or facts in addition to or different from those they now know or believe to be true with respect to Released Claims. Nevertheless, it is the intention of the Parties to fully, finally and forever settle and release all such claims, including claims for damages and losses that are presently unknown or unanticipated. In furtherance of such intention, the releases given in this Termination and Release are and will remain in effect as full and complete mutual releases of Released Claims, notwithstanding the discovery or existence of any additional or different facts relative to them. In executing this Termination and Release and furnishing the releases set forth in this Termination and Release, each Party assumes the risk of any mistake. Without limiting the generality of the foregoing, each Party waives and relinquishes any right or benefit, which such Party has or may have under any provision of statutory or non-statutory law, which may provide that a release does not extend to claims which a person does not know or suspect to exist at the time of execution of the release which, if known, would or may have materially affected the decision to give the release.

         6.6 WAIVERS. No waiver by a Party of any breach of or default under this Termination and Release will be deemed to be a waiver of any other breach or default of any kind or nature of this Termination and Release. No acceptance of payment or performance by a Party after any such breach or default will be deemed to be a waiver of any breach or default of this Termination and Release, whether or not such Party knows of such breach or default at the time it accepts such payment or performance. No failure or delay on the part of a Party to exercise any right it may have will prevent the exercise of that right by that Party at any time the other Party continues to be in default, and no such failure or delay will operate as a waiver of any default.

         6.7 INJUNCTIVE RELIEF. Each Party acknowledges and agrees that in the event of any breach of this Termination and Release, the non-breaching Party or Parties may be irreparably harmed and may not be made whole by monetary damages. Accordingly, the Parties, in addition to any other remedy to which they may be entitled, to the extent permitted by applicable law, will be entitled to seek injunctive or other equitable relief in aid of arbitration in any court of competent jurisdiction.

         6.8 GOVERNING LAW. This Termination and Release will be interpreted in accordance with the laws of the State of Delaware without reference to the conflicts of laws principles of any jurisdiction.

         6.9 AMENDMENTS. This Termination and Release may be modified or amended only by a written amendment signed by each of the Parties affected by the amendment.

         6.10 ASSIGNMENT. No Party may assign any of its rights under this Termination and Release or delegate its duties under it to any person or entity not a Party unless it obtains the prior written consent of the other Parties to this Termination and Release, which consent may be withheld at such Party's absolute discretion.

         6.11 LIMITATION ON RIGHTS OF OTHERS. Nothing in this Termination and Release,

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whether express or implied, will be construed to give any person other than the Parties any legal or equitable right, remedy or claim under or in respect of this Termination and Release.

         6.12 ENTIRE AGREEMENT. This Termination and Release, together with the Exhibits A through B, constitutes the entire agreement between the Parties with respect to the subject matter in this Termination and Release.

         6.13 COUNTERPARTS. This Termination and Release may be signed in counterpart or duplicate copy and by facsimile signature, and any signed counterpart, duplicate or facsimile copy is the equivalent to a signed original for all purposes.

         6.14 BINDING EFFECT. Except as otherwise provided in this Termination and Release, this Termination and Release will be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

         6.15 CONSTRUCTION. This Termination and Release will be construed simply according to its fair meaning and not strictly for or against any Party.

         6.16 SEVERABILITY. Every provision of this Termination and Release is intended to be severable. If any term or provision of this Termination and Release is illegal, invalid or unenforceable for any reason whatsoever, that term or provision will be enforced to the maximum extent permissible so as to effect the intent of the Parties, and such illegality, invalidity or unenforceability will not affect the validity, legality or enforceability of the remainder of this Termination and Release. If necessary to effect the intent of the Parties to this Termination and Release, the Parties will negotiate in good faith to amend this Termination and Release to replace the unenforceable language with enforceable language, which as closely as possible reflects such intent.

         6.17 CONFIDENTIALITY; PUBLICITY. The terms and provisions of this Termination and Release are confidential and proprietary to the Sprint Parties and to EarthLink. Except for legally-mandated disclosures relating to this Termination and Release, any news releases, public announcements or other disclosures relating to this Termination and Release or its terms, must be mutually agreed to in writing by the Parties.

                            [SIGNATURE PAGE FOLLOWS.]

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         IN WITNESS WHEREOF, each of the Parties has duly executed this
Termination and Release, on its own behalf and on behalf of each of its Subsidiaries as of the Effective Date.

                                             SPRINT CORPORATION


                                             By:  /s/
                                                -----------------------------
                                             Name:
                                                  ---------------------------
                                             Title:
                                                   --------------------------

                                             SPRINT COMMUNICATIONS COMPANY L.P.


                                             By:  /s/
                                                -----------------------------
                                             Name:
                                                  ---------------------------
                                             Title:
                                                   --------------------------



                                             EARTHLINK, INC.

                                             By:  /s/
                                                -----------------------------
                                             Name:
                                                  ---------------------------
                                             Title:
                                                   --------------------------


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                Exhibits omitted but will be provided upon request.